UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2025

Roivant Sciences Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-40782	98-1173944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7th Floor
50 Broadway
London SW1H 0DB
United Kingdom
(Address of principal executive offices, and Zip Code)

+44 207 400-3347
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.0000000341740141 per share	ROIV	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 10, 2025, Roivant Sciences Ltd. (the “Company”) held its 2025 Annual General Meeting of Shareholders. At that meeting, the shareholders considered and acted upon three proposals as described in more detail in the Company’s Proxy Statement.

Of 682,519,374 common shares outstanding and entitled to vote as of the close of business on the record date for the meeting, July 17, 2025, the holders of record of 628,673,675 common shares were present at the meeting either in person or by proxy. All proposals on the agenda were approved by the shareholders. Below are the final voting results.

(1)
Shareholders re-elected the individuals named below to serve as Class I directors of the Company, to hold office until the date of the annual general meeting of shareholders following the fiscal year ending March 31, 2028, and until their successors are duly elected and qualified, or until such director’s earlier death, resignation or removal. Election of each director required approval by a plurality of the votes cast.

Nominee	For	Withheld	Broker Non-Votes
Matthew Gline	430,013,727	154,432,135	44,227,813
Keith Manchester	412,869,513	171,576,349	44,227,813
Melissa Epperly	429,542,705	154,903,157	44,227,813

(2)
Shareholders ratified the appointment of Ernst & Young LLP (“EY”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026, and to appoint EY as the Company’s auditor for statutory purposes under the Bermuda Companies Act 1981, as amended, for the fiscal year ending March 31, 2026. Ratification required a simple majority of the votes cast.

For	628,068,956
Against	479,264
Abstain	125,455

(3)
Shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, including the compensation tables and related narrative disclosures.

For	316,651,402
Against	203,244,184
Abstain	64,550,276
Broker Non-Vote	44,227,813

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROIVANT SCIENCES LTD.

Date: September 11, 2025	By:	/s/ Keyur Parekh
Name: Keyur Parekh
Title: Authorized Signatory